Exhibit 10.2

AMENDMENT NO . 1

     This AMENDMENT NO. 1 (this “Amendment”), is dated as of January 4, 2005, and is entered into by and among FLOWSERVE RECEIVABLES CORPORATION, a Delaware corporation (the “Seller”), FLOWSERVE US INC., a Delaware corporation, as the Servicer (the “Servicer”), the funding sources party hereto as the financial institutions (the “Financial Institutions”), JUPITER SECURITIZATION CORPORATION (together with the Financial Institutions, the “Purchasers”), J. P. MORGAN SECURITIES INC. and JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as agent (the “Agent”) for the Purchasers.

W I T N E S S E T H:

     WHEREAS, the Seller, the Servicer, the Purchasers and the Agent are parties to that certain Receivables Purchase Agreement, dated as of October 7, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “RPA”);

     WHEREAS, the Seller, J. P. Morgan Securities Inc., Jupiter Securitization Corporation and the Agent are parties to that certain Fee Letter, dated as of October 7, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Fee Letter” and together with the RPA, the “Agreements”); and

     WHEREAS the parties hereto desire to amend the Agreements on the terms and conditions set forth below;

     NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.      Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the RPA.

     2.      Amendments to the RPA. Subject to the satisfaction of the conditions precedent set forth in Section 6 below, the RPA is hereby amended as follows:

     (a)      All references in the RPA to “Bank One” or “Bank One, NA (Main Office Chicago)” shall mean and constitute references to “JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)).”

     (b)      The definition of “Eligible BAAN Receivable” set forth in Exhibit I to the RPA is hereby amended to delete the reference to the date “December 31, 2004” and to replace such date with the date “January 14, 2005.”

     3.      Amendments to the Fee Letter. Subject to the satisfaction of the conditions precedent set forth in Section 6 below, the Fee Letter is hereby amended as follows:

     (a)      All references in the Fee Letter to “Bank One” or “Bank One, NA (Main Office Chicago)” shall mean and constitute references to “JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)).”

     (b)      The definition of “Facility Fee Rate” set forth in Exhibit I to the Fee Letter is hereby amended to delete each reference to the date “December 31, 2004” and to replace each reference to such date with the date “January 14, 2005.”

     4.      Representations and Warranties of the Seller. In order to induce the parties hereto to enter into this Amendment, the Seller represents and warrants that:

     (a)      The representations and warranties of Seller set forth in Section 5.1 of the RPA are true, correct and complete on the date hereof as if made on and as of the date hereof and there exists no Amortization Event or Potential Amortization Event on the date hereof, provided that in the case of any representation or warranty in Section 5.1 of the RPA that expressly relates to facts in existence on an earlier date, the reaffirmation thereof under this Section 4(a) shall be made as of such earlier date.

     (b)      The execution and delivery by the Seller of this Amendment has been duly authorized by proper corporate proceedings of the Seller and this Amendment, and the Agreements, as amended by this Amendment, constitute the legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally.

     5.      Representations and Warranties of the Servicer. In order to induce the parties hereto to enter into this Amendment, the Servicer represents and warrants that:

     (a)      The representations and warranties of the Servicer set forth in Section 5.1 of the RPA are true, correct and complete on the date hereof as if made on and as of the date hereof and there exists no Amortization Event or Potential Amortization Event on the date hereof, provided that in the case of any representation or warranty in Section 5.1 of the RPA that expressly relates to facts in existence on an earlier date, the reaffirmation thereof under this Section 5(a) shall be made as of such earlier date.

     (b)      The execution and delivery by the Servicer of this Amendment has been duly authorized by proper corporate proceedings of the Servicer and this Amendment, and the Agreements, as amended by this Amendment, constitute the legal, valid and binding obligations of the Servicer, enforceable against the Servicer in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally.

     6.      Conditions Precedent. The amendments to the Agreements provided for hereunder shall become effective as of December 31, 2004 upon the Agent’s receipt of each of the following:

     (a)      counterparts of this Amendment executed by the Seller, the Servicer, J. P. Morgan Securities Inc. and each Purchaser; and

     (b)      a Reaffirmation of Performance Undertaking in substantially the form attached hereto as Exhibit A hereto, executed by the Provider in respect of the Performance Undertaking.

     7.      Ratification. The Agreements, as amended hereby, are hereby ratified, approved and confirmed in all respects.

     8.      Reference to Agreements. From and after the effective date hereof, each reference in any Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to such Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean such Agreement as amended by this Amendment.

     9.      Costs and Expenses. The Seller agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys’ fees and time charges of attorneys representing the Agent, which attorneys may be employees of the Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.

     10.      CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

     11.      Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above:

FLOWSERVE RECEIVABLES CORPORATION, as Seller
By:	/s/ John M. Nanos
	Name:	John M. Nanos
	Title:	Vice President

FLOWSERVE US INC., as Servicer
By:	/s/ John M. Nanos
	Name:	John M. Nanos
	Title:	Vice President

Signature Page to Amendment No. 1

JUPITER SECURITIZATION CORPORATION
By:	/s/ Leo Loughead
	Name:	Leo Loughead
	Title:	Authorized Signer

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as a Financial Institution and as Agent
By:	/s/ Leo Loughead
	Name:	Leo Loughead
	Title:	Managing Director, Capital Markets

J. P. MORGAN SECURITIES INC.
By:	/s/ Leo Loughead
	Name:	Leo Loughead
	Title:	Managing Director, Capital Markets

Signature Page to Amendment No. 1

EXHIBIT A

FORM OF REAFFIRMATION OF PERFORMANCE UNDERTAKING

(attached)

REAFFIRMATION OF PERFORMANCE UNDERTAKING

January 4, 2005

JPMorgan Chase Bank, N.A.
(successor by merger to Bank One, N.A. (Main Office Chicago)), as Agent
c/o J.P. Morgan Securities Inc.
270 Park Avenue, 10th Floor
New York, New York 10017

     The undersigned, Flowserve Corporation, hereby:

     (i)      acknowledges, and consents to, the execution of that certain Amendment No. 1 (the “Amendment”), of even date herewith, among Flowserve Receivables Corporation, Flowserve US Inc., the funding sources party thereto as the Financial Institutions, Jupiter Securitization Corporation (together with the Financial Institutions, the “Purchasers”), J. P. Morgan Securities Inc. and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as agent;

     (ii)      reaffirms all of its obligations under that certain Performance Undertaking dated as of October 7, 2004 (the “Performance Undertaking”) made by the undersigned in favor of the Agent and the Purchasers; and

     (iii)      acknowledges and agrees that, after giving effect to the Amendment, such Performance Undertaking remains in full force and effect and is hereby ratified and confirmed.

FLOWSERVE CORPORATION
By:
Name:
Title: